UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 7, 2008

______________________________

SYSTEMAX INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13792 (Commission File Number)	11-3262067 (IRS Employer Identification No.)

11 Harbor Park Drive
Port Washington, New York 11050
(Address of principal executive offices)

(516) 608-7000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

A press release regarding second quarter 2008 financial results was issued by the Company on August 7, 2008, a copy of which is filed as an exhibit.

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired — not applicable

(b) Pro Forma Financial Information — not applicable

(c) Exhibits

    99.1    Press Release of Systemax Inc., dated August 7, 2008, regarding financial results for the second quarter of 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SYSTEMAX INC.
                                By: /s/ Curt Rush
                                Name: Curt Rush
                                Title:   General Counsel and Secretary

Date:  August 8, 2008

Exhibit Index

    99.1    Press Release of Systemax Inc., dated August 7, 2008, regarding financial results for the second quarter of 2008.